(Loss allowance)/reversal of loss allowance on trade receivables	9 Months Ended
Sep. 30, 2023
(Loss allowance)/reversal of loss allowance on trade receivables
(Loss allowance)/reversal of loss allowance on trade receivables

8. (Loss allowance)/reversal of loss allowance on trade receivables

The loss allowance for the nine months ended September 30, 2023 is $5.2 million (nine months ended September 30, 2022: reversal of loss allowance of $3.4 million) and the loss allowance for the three months ended September 30, 2023 is $0.7 million (three months ended September 30, 2022: reversal of loss allowance of $1.6 million). This represents the net impact of new or increased provisions for balances now assessed as doubtful partially offset by the reversal of allowances made in previous periods in respect of balances recovered in the period or no longer considered doubtful.